SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        ---------------------------------

                           Filed by the Registrant |X|
                 Filed by a party other than the Registrant |_|
                        ---------------------------------
                           Check the appropriate box:

  |_| Preliminary Proxy Statement      |_| Confidential, for Use of the
                                           Commission Only (as permitted
                                           by Rule 14a-6(e)(2))

  |X| Definitive Proxy Statement
  |_| Definitive Additional Materials
  |_| Soliciting Material Pursuant to
      Rule 14a-11(c) or Rule 14a-12




                   -------------------------------------------

                         CHOICE ONE COMMUNICATIONS INC.
                (Name of Registrant as Specified in Its Charter)

                   -------------------------------------------
               Payment of Filing Fee (Check the appropriate box):


|X|           No fee required.

|_|           Fee computed on table below per Exchange Act Rules  14a-6(i)(1)
                and 0-11.

             (1) Title of each class of securities to which transaction applies:
                         ------------
             (2) Aggregate number of securities to which transaction
                 applies:
                         ------------
             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                    --------------------------------------------
             (4) Proposed maximum aggregate value of transaction:
                                                                 ---------------
             (5) Total fee paid:
                                ------------------------------------------------

|_|          Fee paid previously with preliminary materials:
                                                            --------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             (1) Amount Previously Paid:
                                        ----------------------------------------
             (2) Form, Schedule or Registration Statement No.:
                                                              ------------------
             (3) Filing Party:
                              --------------------------------------------------
             (4) Date Filed:
                            ----------------------------------------------------

                                [Choice One Logo]




                                                                  April 30, 2002




To Our Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders of Choice One Communications Inc. at the Auditorium, 100 Chestnut Street, Rochester, New York 14604 on Wednesday, May 22, 2002, at 10:00 a.m.

         The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe in detail the matters expected to be acted upon at the meeting. This package also contains the Company's Form 10-K for the fiscal year ended December 31, 2001 that sets forth important business and financial information concerning the Company.

         In addition, we have enclosed an Information Statement describing a transaction between the Company and the holders of Series A Senior Cumulative Preferred Stock of the Company. One aspect of this transaction involves the potential future issuance by the Company of its common stock upon the redemption of certain shares of Series A Cumulative Preferred Stock (which issuance of common stock is at the option of the Company) and the exercise of certain warrants granted to the holders of the Series A Senior Cumulative Preferred Stock in the transaction. The aggregate amount of common stock that may be issued as a result of the transaction could be equal to or greater than 20% of the outstanding shares of common stock of the Company.

         Pursuant to the rules of the National Association of Securities Dealers, Inc., the issuance of 20% or more of the outstanding common stock of the Company requires the approval of the holders of a majority of the outstanding shares of common stock of the Company. The holders of a majority of the outstanding shares of common stock have consented to such issuance by means of written consents in accordance with Section 228 of the Delaware General Corporation Law. The Information Statement is being provided to you for your information to comply with requirements of the Securities and Exchange Act of 1934 and Section 228(d) of the Delaware General Corporation Law. No other action is required on your part with respect to the Information Statement. The action with respect to the potential future issuance of common stock, as approved by written consent, will become effective 20 days after the mailing of the enclosed Information Statement to stockholders.

         We hope you will be able to attend this year's Annual Meeting.

                                              Very truly yours,

                                              /s/ Steve M. Dubnik
                                              -------------------


                                              Steve M. Dubnik

                                              Chairman of the Board and
                                              Chief Executive Officer

                         CHOICE ONE COMMUNICATIONS INC.
                         100 CHESTNUT STREET, SUITE 600
                            ROCHESTER, NEW YORK 14604




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2002



         The Annual Meeting of Stockholders of Choice One Communications Inc. (the "Company") will be held at the Auditorium, 100 Chestnut Street, Rochester, New York 14604 on Wednesday, May 22, 2002, at 10:00 a.m. for the purpose of considering and acting upon the following matters:

         (1) The election of two directors for terms expiring at the Company's 2005 Annual Meeting of Stockholders and

         (2) The transaction of such other business as may properly come before the meeting and any adjournments thereof.

         Pursuant to the provisions of the By-laws of the Company, the Board of Directors has fixed the close of business on March 27, 2002 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the meeting and any adjournments thereof.

         ALL STOCKHOLDERS ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND PROMPTLY MAIL IT TO THE COMPANY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.


                                   By Order of the Board of Directors,

                                   /s/ Kim Robert Scovill
                                   ----------------------

                                   Kim Robert Scovill
                                   Vice President, Legal and Regulatory Affairs, General Counsel and Secretary



April 30, 2002
Rochester, New York

                                [Choice One Logo]

                         CHOICE ONE COMMUNICATIONS INC.
                         100 CHESTNUT STREET, SUITE 600
                            ROCHESTER, NEW YORK 14604


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 22, 2002

         This Proxy Statement is being mailed to stockholders of Choice One Communications Inc., a Delaware corporation (the "Company" or "Choice One"), on or about April 30, 2002, in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders of the Company to be held on May 22, 2002 and any adjournments thereof (the "Annual Meeting"). Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders and a form of proxy for the Annual Meeting. This proxy statement is also accompanied by the Company's Form 10-K for the fiscal year ended December 31, 2001 that sets forth important business and financial information concerning the Company.

         The Board of Directors has fixed the close of business on March 27, 2002 as the record date for the determination of stockholders who are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the record date, the Company had outstanding approximately 40,340,264 shares of its common stock, $0.01 par value (the "common stock"). Holders of the Company's common stock are entitled to one vote per whole share.

         All proxies which are properly completed, signed and returned to the Company in a timely manner will be voted in accordance with the instructions thereon. Proxies may be revoked by any stockholder through written notice to the Secretary of the Company prior to the exercise thereof, and stockholders who are present at the Annual Meeting may withdraw their proxies and vote in person if they so desire.

         A majority of the outstanding shares of the Company's common stock entitled to vote at the Annual Meeting is required to establish a quorum at the Annual Meeting. The directors will be elected by a plurality of the votes cast by the holders of the shares of the Company's common stock entitled to vote at the Annual Meeting.

         With regard to the election of directors, votes may be cast in favor or withheld. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not affect the outcome of the voting in such election. Broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power) may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, but not for the purpose of determining the voting power present with respect to proposals in respect of which brokers do not have discretion (non-discretionary proposals). The Company believes that the proposal being presented to stockholders at the Annual Meeting is a discretionary proposal and, unless one or more beneficial owners of the common stock have withheld discretionary authority from their brokers or nominees in respect of this proposal, the Company does not anticipate that there will be any broker non-votes in respect of such proposal. If there are any broker non-votes in respect of this proposal, however, the Company intends to treat such broker non-votes as stated above.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         The By-laws of the Company provide that the Board of Directors will be divided into three classes as nearly equal in number as possible, and that directors will be elected for terms of three years on a staggered basis. The Board of Directors is currently composed of nine directors, three whose terms expire in 2002, three whose terms expire in 2003 and three whose terms expire in 2004. Unless authority to vote for the election of a director is specifically withheld by appropriate designation, it is the intention of the persons named in the accompanying form of proxy to vote such proxy for the election at the Annual Meeting of Steve M. Dubnik and Bruce M. Hernandez as directors to serve until the 2005 Annual Meeting of Stockholders and until their respective successors shall have been elected and qualified.

         Both nominees presently are members of the Company's Board of Directors. The proxies cannot be voted for a greater number of persons than two. Management has no reason to believe that the named nominees will be unable or unwilling to serve if elected to office. In such case, however, it is intended that the individuals named in the enclosed proxy will vote for the election of such substituted nominees as the Company's Board of Directors may recommend.

         Robert Van Degna's term as a member of the Company's Board of Directors expires on May 22, 2002. Mr. Van Degna is not standing for re-election. Mr. Van Degna was designated to serve on the Board by the Fleet Entities (Fleet Equity Partners VI, L.P., Fleet Venture Resources, Inc., Chisholm Partners III, L.P. and Kennedy Plaza Partners), which are parties to the transaction agreement among the Company, institutional investors in the Company and certain management investors. The Company has been advised that the Fleet Entities do not intend to appoint a director pursuant to their rights under the transaction agreement at this time, but have reserved the right to do so in the future.

         Certain information concerning the nominees and directors continuing in office is set forth in the following table.
                                                PRINCIPAL OCCUPATION, BUSINESS
           NAME                AGE               EXPERIENCE AND DIRECTORSHIPS

Directors whose terms expire in 2002 and Nominees for terms expiring in 2005

Steve M. Dubnik                39         Chairman  of the Board,  President,
                                          Chief  Executive  Officer and
                                          Co-Founder.   Prior  to   founding
                                          Choice   One  in  June  1998,
                                          Mr. Dubnik served in various
                                          capacities with ACC Corp.,  including
                                          as the President  and Chief  Operating
                                          Officer of North  American Operations
                                          of  ACC  from  November  1996  to
                                          April  1998  and as Chairman  of the
                                          Board of  Directors  of ACC
                                          TelEnterprises  Ltd. from July 1994 to
                                          April 1998.  From  December  1997 to
                                          April 1998, he  also  jointly
                                          performed  the  functions  of  Chief
                                          Executive Officer of ACC.

Bruce M. Hernandez             41         Managing  member of Spire  Capital
                                          Partners,  L.L.C and  managing member
                                          of  Waller-Sutton  Media  Partners,
                                          L.L.C.,  where he was Chief  Executive
                                          Officer from 1997 through  1999.
                                          Mr.  Hernandez previously  served as
                                          Chief Financial  Officer of Horizon
                                          Cellular from  1993  to  1997.
                                          Mr.   Hernandez  serves  on  the
                                          Board  of Directors  of Lionheart
                                          Newspapers,  Inc.,  Live Wire
                                          Utilities, and Encoda Systems
                                          Holdings, Inc.


Directors whose terms expire in 2003

James S. Hoch                  42         Managing  Director of Morgan Stanley
                                          & Co.  Incorporated  where he has
                                          been employed  since  1982.  Mr.  Hoch
                                          is also a  Managing Director  of  both
                                          Morgan  Stanley  Capital  Partners
                                          III,  Inc. ("MSCP  III,   Inc."),
                                          and  MSDW  Capital   Partners  IV,
                                          Inc., ("MSDWCP  IV,  Inc."),   the
                                          managing   members  of  the  general
                                          partners  of each of the  affiliates
                                          of  Morgan  Stanley  and Co.
                                          Incorporated  that  have  invested
                                          in the  Company.  He is also a member
                                          of the Board of Directors of ACG
                                          Holdings,  Inc.,  PrimaCom AG  and
                                          two  other  privately  held  European
                                          telecommunications companies.

                                               PRINCIPAL OCCUPATION, BUSINESS
NAME                           AGE              EXPERIENCE AND DIRECTORSHIPS

Royce J. Holland               53         Chairman of the Board and Chief
                                          Executive  Officer of  Allegiance
                                          Telecom,  Inc.,  which he founded in
                                          April 1997. Prior to founding
                                          Allegiance,  Mr. Holland  was one of
                                          several  co-founders  of MFS
                                          Communications,  where he served as
                                          President and Chief  Operating Officer
                                          from April 1990 until  December  1996
                                          and as Vice Chairman from   September
                                          1996  to  February   1997.  In
                                          November  1999, Mr. Holland  was
                                          appointed by Texas Governor George W.
                                          Bush to the Texas  (Electronic)
                                          E-Government  Task  Force.
                                          Mr. Holland  also presently  serves
                                          on  the  Board  of  Directors  of
                                          CSG  Systems International, Allegiance
                                          Telecom, Inc., and Metasolv.

Eugene B. Johnson              54         Founder and director of FairPoint
                                          Communications,  Inc., where he serves
                                          as the Chief  Executive  Officer.
                                          Prior to his appointment as   CEO,
                                          he  was   responsible   for
                                          corporate   development. Previously,
                                          Mr.  Johnson was  President and sole
                                          shareholder  of JC&A,  Inc., an
                                          investment  banking and brokerage
                                          firm  providing services  to  the
                                          cable   television,   telephone,   and
                                          related industries.  Prior to forming
                                          JC&A,  Mr.  Johnson was head of the
                                          mergers and acquisitions  department
                                          of Cable  Investments,  Inc., an
                                          investment banking firm located in
                                          Denver, Colorado.

Directors whose terms expire in 2004

John B. Ehrenkranz             36         Managing  Director of Morgan Stanley
                                          & Co.  Incorporated  where he has been
                                          employed  since 1987.  Mr.  Ehrenkranz
                                          is also a Managing  Director  of  both
                                          MSCP  III,  Inc.  and  MSDWCP  IV,
                                          Inc.,  the managing   members  of  the
                                          general   partners  of  each  of  the
                                          affiliates  of  Morgan  Stanley  &
                                          Co.   Incorporated  that  have
                                          invested in the Company.
                                          Mr.  Ehrenkranz  also  currently
                                          serves on the Board of Directors of
                                          Allegiance Telecom, Inc.

Howard I. Hoffen               38         Managing  Director of Morgan Stanley
                                          & Co.  Incorporated  where he  has
                                          been  employed  since 1985.
                                          Mr. Hoffen is also a Chairman and
                                          Chief  Executive  Officer of Morgan
                                          Stanley  Private  Equity.  Mr. Hoffen
                                          also  serves  on the  Board  of
                                          Directors  of  Allegiance Telecom,
                                          Inc., and Catalytica  Energy  Systems,
                                          Inc., as well as other privately held
                                          companies.

Richard Postma                 51         Co-Chairman  and  Chief  Executive
                                          Officer  of  RVP  Development Company
                                          since 1996 and  Chairman and Chief
                                          Executive  Officer of U.S.  Signal
                                          Company LLC since  August 2000.
                                          Mr.  Postma was the Co-Chairman,
                                          Chief  Executive   Officer  and
                                          co-founder  of  US Xchange,  Inc.
                                          from  October 1996  through  August
                                          2000.  He has over 15 years of
                                          experience in the  telecommunications
                                          industry, having  served as  General
                                          Counsel  to  Teledial  America,  Inc.,
                                          Teledial  America of North Carolina,
                                          Digital  Signal,  Inc., City Signal,
                                          Inc. and US Signal for various
                                          periods  between 1983 and 1996.
                                          During the period from 1983 to
                                          December  1997,  Mr.  Postma was a
                                          partner in the Grand  Rapids,
                                          Michigan  law firm of Miller, Johnson,
                                          Snell & Comiskey, P.L.C.

     Under the terms of the transaction agreement among the Company, institutional investors in the Company and certain members of management, the parties to the transaction agreement have agreed to vote for the Board nominees of certain institutional investors. Messrs. Ehrenkranz, Hoch and Hoffen have been designated to serve on the Board by Morgan Stanley Capital Partners III, L.P., MSCP III 892 Investors, L.P., Morgan Stanley Capital Investors, L.P., Morgan Stanley Dean Witter Capital Investors IV, L.P., Morgan Stanley Dean Witter Capital Partners IV, L.P., and MSDW IV 892 Investors, L.P. (the "Morgan Stanley Entities"). Mr. Hernandez has been designated to serve on the Board by Waller-Sutton Media Partners L.P. ("Waller-Sutton"). Mr. Postma and Mr. Johnson have been designated to serve on the Board pursuant to an amendment to the transaction agreement as described in Certain Relationships and Related Transactions below.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Company's Board of Directors met twelve times during the year ended December 31, 2001. Each of the directors serving in 2001, with the exception of Royce Holland, attended 75% or more of the meetings held by the Board of Directors and any Committees of the Board of Directors on which such person served during the last fiscal year. The Board of Directors had five standing committees: the Audit Committee, the Executive Committee, the Employee Option Plan Committee, the Compensation Committee and the Pricing Committee. The Board does not have a standing Nominating Committee.

     The Audit Committee met eight times during the year ended December 31, 2001. The Audit Committee, among other things, recommends the firm to be appointed as independent accountants to audit the Company's financial statements, discusses the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's interim and year-end operating results, considers the adequacy of the internal accounting controls and audit procedures of the Company and reviews the non-audit services to be performed by the independent accountants. The Audit
Committee Charter is attached to this Proxy Statement as Annex A. The current members of the Audit Committee are Messrs. Ehrenkranz, Hernandez and Van Degna.

     The Executive Committee did not meet during the year ended December 31, 2001. The Executive Committee has the authority to act as a liaison between the Board and executive management and exercise such powers as shall be delegated to it from time to time by the Board. Pursuant to the Company's Certificate of Incorporation and the transaction agreement among the Company, the Morgan Stanley Entities, the Fleet Entities, Waller-Sutton and certain management investors, the Executive Committee is comprised of the Company's chief executive officer and, contingent on continued stock ownership by certain investors, up to four other representatives. One member may be designated by each of the Morgan Stanley Entities, the Fleet Entities and Waller-Sutton so long as that investor is entitled to designate a director to the Board. The current members of the Executive Committee are Messrs. Dubnik, Ehrenkranz, Hernandez, Hoffen and Van Degna.

     The Employee Option Plan Committee met twice during the year ended December 31, 2001. The Employee Option Plan Committee administers the Company's 1998 Employee Stock Option Plan, as amended. The current members of this committee are Messrs. Ehrenkranz, Hernandez, Hoffen and Van Degna.

     The Compensation Committee met three times during the year ended December 31, 2001. The Compensation Committee reviews and recommends compensation arrangements for management of the Company. The current members of the Compensation Committee are Messrs. Ehrenkranz, Hernandez, Hoffen and Van Degna.

     The Pricing Committee met once during the year ended December 31, 2001. The Pricing Committee has the authority to select one or more financial advisors or underwriters for any underwritten offering or capital markets activities for the account of the Company, negotiate the pricing and other terms applicable to the engagement of any financial advisors or underwriters, and exercise such other powers as shall be delegated to it from time to time by the Board. Pursuant to the Company's Certificate of Incorporation and the transaction agreement described above, the Pricing Committee is comprised of the Company's chief executive officer and, contingent on continued stock ownership by certain investors, up to three other representatives. One member may be designated by each of the Morgan Stanley Entities, the Fleet Entities and Waller-Sutton so long as that investor is entitled to designate a director to the Board. The current members of the Pricing Committee are Messrs. Dubnik, Ehrenkranz, Hernandez and Van Degna.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the year ended December 31, 2001, the members of the Compensation Committee were Messrs. Ehrenkranz, Hernandez, Hoffen and Van Degna. None of these directors is or has been an executive officer or employee of the Company.

COMPENSATION OF DIRECTORS

     Directors,  other than those who also are  employees  of the  Company,  are reimbursed for certain reasonable expenses incurred in attending Board or Committee meetings and are eligible for awards under the Company's 1999 Directors' Stock Option Plan. The Directors' Plan provides for initial option grants with respect to 10,000 shares of common stock to be made to each eligible director upon his or her first election to the Company's Board of Directors and subsequent annual grants of options to purchase 5,000 shares of common stock. Options are exercisable for 10 years after the date of grant. The exercise price for any option under the plan shall be equal to the fair market value of the common stock at the time such option is granted. The plan provides that grants thereunder vest 25% annually over a four-year period. During the year ended December 31, 2001, each of Messrs. Ehrenkranz, Hernandez, Holland, Van Degna, Postma and Hoch received anniversary grants, and Mr. Hoffen received an initial grant upon his election to the Company's Board of Directors, in accordance with the Directors' Plan. During the year ended December 31, 2001, Messrs. Holland and Postma each also received $10,000 in compensation as outside directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder require the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish to the Company copies of all such filings. The Company has determined, based solely upon a review of those reports and amendments thereto furnished to the Company during and with respect to the year ended December 31, 2001 and written representations from certain reporting persons, that all filing requirements were timely satisfied by the Company's officers and directors, except that the Morgan Stanley Entities were inadvertently late in filing a Form 4 which was due on September 10, 2000 and was filed on April 10, 2002, and Mr. Hoch was inadvertently late in filing a Form 5 which was due by February 14, 2002 and filed on March 20, 2002.

RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. DUBNIK AND HERNANDEZ AS DIRECTORS OF THE COMPANY.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
                        AND RELATED STOCKHOLDER MATTERS

         The following table sets forth information regarding the beneficial ownership of outstanding common stock as of March 31, 2002 by: (i) each of the Company's directors and executive officers, (ii) all directors and executive officers as a group, and (iii) each owner of more than 5% of any class of the Company's equity securities, referred to as the 5% owners. Except as set forth in the footnotes below, the business address of each director and executive officer listed below is c/o Choice One Communications Inc., 100 Chestnut Street, Suite 600, Rochester, New York 14604.

                                                                 SHARES OF
                                            SHARES OF        SERIES A PREFERRED
                                          COMMON STOCK       STOCK BENEFICIALLY
                                        BENEFICIALLY OWNED       OWNED (2)
                                       -----------  --------- ------------------
          NAME OF BENEFICIAL OWNER (1)   NUMBER       PERCENT   NUMBER   PERCENT
-------------------------------------- -----------  --------- ---------  -------
    DIRECTORS AND EXECUTIVE OFFICERS
    Steve M. Dubnik (3) .............  2,267,753      5.6%           0        *
    Kevin S. Dickens (4).............  1,123,874      2.8            0        *
    Ajay Sabherwal (5)...............    458,804      1.1            0        *
    Mae H. Squier-Dow (6)............  1,088,874      2.7            0        *
    Philip H. Yawman (7).............    646,127      1.6            0        *
    John B. Ehrenkranz (8)........... 13,268,336     31.2      251,588      100%
    Bruce M. Hernandez (9)...........  1,321,757      3.3            0        *
    James S. Hoch (10)............... 13,264,586     31.2      251,588      100
    Howard I. Hoffen (11) ........... 13,262,086     31.2      251,588      100
    Royce J. Holland 12).............     72,400      *              0        *
    Richard Postma (13)..............      2,500      *              0        *
    Robert M. Van Degna (14).........  2,652,264      6.6            0        *
    Eugene B. Johnson (15)...........  2,500,000      6.2            0        *
    All directors and executive
       officers as a group
       (16 persons) (16)............. 25,724,680     60.2      251,588      100

    5% OWNERS
    Morgan Stanley Entities (17)..... 14,207,233     32.7      251,588      100
    Ronald VanderPol ................  6,167,819     15.3            0        *
    Fleet Entities (18)..............  2,646,014      6.6            0        *
    FairPoint Communications
       Solutions Corp. (19)..........  2,500,000      6.2            0        *
    J.P. Morgan Chase & Co. (20).....  2,193,840      5.4            0        *
    Steve M. Dubnik (3)..............  2,267,753      5.6            0        *

--------------------------------------------------------------------------------

   *    Denotes less than one percent.

   (1) The persons named in the table have sole voting and dispositive power with respect to all shares of common stock shown as beneficially owned by them, subject to the information contained in the notes to the table and to community property laws, where applicable.

   (2) Consists of 251,588 shares of Series A Preferred Stock which are owned by Morgan Stanley Dean Witter Capital Partners IV, L.P., MSDW IV 892 Investors L.P. and Morgan Stanley Dean Witter Capital Investors IV, L.P.

   (3) Includes 708,485 shares of common stock held by the Dubnik Family Limited Partnership, of which Mr. Dubnik is sole general partner. Mr. Dubnik disclaims any beneficial ownership of these shares of common stock. Includes 17,500 shares of common stock issuable upon the exercise of options held by Mr. Dubnik.

   (4) Includes 354,242 shares of common stock held by the Dickens Family Limited Partnership, of which Mr.Dickens is sole general partner. Mr. Dickens disclaims any beneficial ownership of these shares of common stock. Includes 13,750 shares of common stock issuable upon the exercise of options held by Mr. Dickens.

   (5) Includes 88,011 in shares of common stock which will vest on August 19, 2002. Includes 13,750 shares of common stock issuable upon the exercise of options held by Mr. Sabherwal.

   (6) Includes 13,750 shares of common stock issuable upon the exercise of options held by Ms. Squier-Dow.

   (7) Includes 236,162 shares of common stock held by P.H.Y. Associates, L.P. of which Mr. Yawman is the sole stockholder of the sole general partner. Mr. Yawman disclaims any beneficial ownership of these shares of common stock. Includes 13,750 shares of common stock issuable upon the exercise of options held by Mr. Yawman.

   (8) Mr. Ehrenkranz is a managing director of Morgan Stanley & Co. Incorporated, MSCP III, Inc., and MSDWCP IV, Inc., the managing members of the general partners of each of the Morgan Stanley Entities. Includes 11,043,826 shares of common stock, 251,588 shares of Series A Preferred Stock and warrants to purchase 2,218,260 shares of common stock, all of which are held by Morgan Stanley Entities. Also includes 6,250 shares of common stock issuable upon the exercise of options held by Mr. Ehrenkranz. Mr. Ehrenkranz disclaims beneficial ownership of the shares held by the Morgan Stanley Entities and his options. Mr. Ehrenkranz's business address is c/o Morgan Stanley Capital Partners, 1221 Avenue of the Americas, New York, New York 10020.

   (9) Mr. Hernandez is a managing member of Waller-Sutton Media, L.L.C., general partner of Waller-Sutton Media Partners, L.P. Includes 1,315,507 shares of common stock held by Waller-Sutton Media Partners, L.P. Also includes 6,250 shares of common stock issuable upon the exercise of options held by Mr. Hernandez. Mr. Hernandez disclaims beneficial ownership of the shares held by Waller-Sutton Media Partners, L.P. and his options. Mr. Hernandez's business address is c/o Spire Capital Partners, L.P., 30 Rockefeller Center -
        Suite 4200, New York, New York 10112.

   (10) Mr. Hoch is a managing director of Morgan Stanley & Co. Incorporated and a director of MSCP III, Inc. and MSDWCP IV, Inc., the managing members of the general partners of each of the Morgan Stanley Entities. Includes 11,043,826 shares of common stock, 251,588 shares of Series A Preferred Stock and warrants to purchase 2,218,260 shares of common stock, all of which are held by Morgan Stanley Entities. Also includes 2,500 shares of common stock issuable upon the exercise of options held by Mr. Hoch. Mr. Hoch disclaims beneficial ownership of the shares held by the Morgan Stanley Entities and his options. Mr. Hoch's business address is c/o Morgan Stanley Capital Partners, 1221 Avenue of the Americas, New York, New York 10020.

   (11) Mr. Hoffen is a managing  director of Morgan Stanley & Co.
        Incorporated and a director of MSCP III, Inc. and MSDWCP IV, Inc., the managing members of the general partners of each of the Morgan Stanley Entities. Includes 11,043,826 shares of common stock, 251,588 shares of Series A Preferred Stock and warrants to purchase 2,218,260 shares of common stock, all of which are held by Morgan Stanley Entities. Mr. Hoffen disclaims beneficial ownership of the shares held by the Morgan Stanley Entities. Mr. Hoffen's business address is c/o Morgan Stanley Capital Partners, 1221 Avenue of the Americas,
        New York, New York 10020.

   (12) Includes 6,250 shares of common stock issuable upon the exercise of options held by this director.

   (13) Includes 2,500 shares of common stock issuable upon the exercise of options held by this director.

   (14) Mr. Van Degna is managing director of Nautic Partners, LLC, and formerly Chairman & Chief Executive Officer of Fleet Private Equity Co., Inc., an affiliate of FleetBoston Financial. He is Chairman and CEO of Silverado III Corp., the general partner of Silverado III, L.P., the general partner of Chisholm Partners III, L.P.; pursuant to an agreement among the holders and general partners, Silverado III Corp. has sole investment and voting authority over the stock of Fleet Venture Resources, Inc.; Mr. Van Degna is Chairman & CEO of Silverado IV Corp. Silverado IV Corp. is a general partner of Fleet Equity Partners VI, L.P; Mr. Van Degna is also managing general partner of Kennedy Plaza Partners. Includes 2,646,014 shares of common stock held by these entities. Mr. Van Degna disclaims beneficial ownership of the shares held by these entities. Also includes 6,250 shares of common stock issuable upon the exercise of options held by Mr. Van Degna. Mr. Van Degna's business address is c/o Nautic Partners LLC, 50 Kennedy Plaza, 12th Floor, Providence, Rhode Island 02903.

   (15) Mr. Johnson is chief executive officer of FairPoint Communications, Inc. Includes 2,500,000 shares held by FairPoint Communications Solutions Corp. Mr. Johnson disclaims beneficial ownership of the shares held by FairPoint Communications Solutions Corp.
        Mr. Johnson's business address is c/o FairPoint Communications, Inc., 521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202.

   (16) Includes 30,000 shares of common stock issuable upon the exercise of options held by certain directors. Messrs. Ehrenkranz, Hernandez and Hoch disclaim beneficial ownership of 15,000 of these options.

   (17) Includes 11,043,826 shares of common stock, 251,588 shares of Series A Preferred Stock and warrants to purchase 2,218,260 shares of common stock, all of which are held by the Morgan Stanley Entities. Also includes warrants to purchase 945,147 shares of common stock issued to Morgan Stanley & Co. Incorporated, an affiliate of the Morgan Stanley Entities. The address of the Morgan Stanley Entities and Morgan Stanley & Co. Incorporated is c/o Morgan Stanley Capital Partners, 1221 Avenue of the Americas, New York, New York 10020.

   (18) These shares are owned by Fleet Equity Partners VI, L.P., Fleet Venture Resources, Inc., Chisholm Partners III, L.P. and Kennedy Plaza Partners. Their address is c/o Fleet Equity Partners,
        50 Kennedy Plaza, 12th Floor, Providence, Rhode Island 02903.

   (19) The address for FairPoint Communications Solutions Corp. is 521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202.

   (20) The address for J.P. Morgan Chase & Co. is 270 Park Avenue, New York, New York 10017.

                      EQUITY COMPENSATION PLAN INFORMATION

-------------------- ------------------  -------------------  ------------------

                                                                NUMBER OF
                         NUMBER OF                              SECURITIES
                       SECURITIES TO                         REMAINING AVAILABLE
                       BE ISSUED UPON      WEIGHTED AVERAGE  FOR FUTURE ISSUANCE
                        EXERCISE OF       EXERCISE PRICE OF     UNDER EQUITY
Plan Category       OUTSTANDING OPTIONS  OUTSTANDING OPTIONS  COMPENSATION PLANS
-------------------- ------------------  -------------------- ------------------
-------------------- ------------------  -------------------- ------------------

Equity compensation
plans approved           4,372,339               $9.82            6,159,557
by security holders
-------------------- ------------------  -------------------- ------------------
-------------------- ------------------  -------------------- ------------------

Equity compensation
plans not approved          -                      -                  -
by security holders
-------------------- ------------------  -------------------- ------------------
-------------------- ------------------  -------------------- ------------------

Total                    4,372,399               $9.82            6,159,557
-------------------- ------------------  -------------------- ------------------



                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid during the years ended December 31, 2001, 2000 and 1999 to the chief executive officer of Choice One and the other four most highly paid executive officers of Choice One whose annual salary and bonus, on a prorated basis, exceeded $100,000 for all services rendered to Choice One during such period.

                           SUMMARY COMPENSATION TABLE
                                                                                      LONG TERM
                                                 ANNUAL COMPENSATION                COMPENSATION
                                                 -------------------                ------------
                                                                               RESTRICTED   SECURITIES    ALL OTHER
                                                                                 STOCK      UNDERLYING   COMPENSATION
                                             YEAR    SALARY($)    BONUS($     AWARDS($)(1)   OPTIONS       ($)(2)
                                            ------  --------      -------     ------------------------  ------------

Steve M. Dubnik.......................       2001   $213,328       $6,899           --        42,000       $4,655
    Chairman, President and Chief            2000    172,486       20,515           --        21,000        4,478
    Executive Officer                        1999    142,800       15,070           --        --            4,284

Kevin S. Dickens......................       2001    187,931        6,077           --        33,000        5,444
    Co-Chief Operating Officer               2000    156,269       18,633           --        16,500        4,711
                                             1999    132,600       13,993           --        --            3,978

Ajay Sabherwal........................       2001    187,931       43,344           --       116,500        2,144
    Executive Vice President, Finance        2000    156,269       55,900           --        16,500        2,353
    and Chief Financial Officer              1999     36,400(3)    41,483        $39,485      --            1,092


Mae H. Squier-Dow.....................       2001    187,931        6,077           --        33,000        4,550
    Co-Chief Operating Officer               2000    156,269       18,633           --        16,500        4,711
                                             1999    132,600       13,993           --        --            3,978

Philip H. Yawman......................       2001    187,931        6,077           --        33,500        5,444
    Executive Vice President,                2000    156,269       18,633           --        16,500        4,711
    Corporate Development                    1999    132,200       13,993           --        --            3,966


   (1) Except as noted, none of the named executive officers received personal benefits in excess of the lesser of $50,000 or 10% of such individuals reported salary and bonus for 2001, 2000, or 1999. The amount in this column for 1999 for Mr. Sabherwal includes $39,485, which represents the value of the Class B Units in Choice One Communications L.L.C. in excess of the amount Mr. Sabherwal paid for these units.

   (2) Reflects Choice One's matching contributions made under its 401(k) plan on behalf of such executive officer.

   (3) Mr. Sabherwal joined the Company on September 20, 1999, and the compensation disclosed is from that date through December 31, 1999.

OPTION GRANTS

The following table sets forth certain information, as of December 31, 2001, concerning individual grants of stock options made during the fiscal year ended December 31, 2001 to each of the persons named in the Summary Compensation Table above.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                    POTENTIAL
                                                                                               REALIZABLE VALUE AT
                                                                                                 ASSUMED ANNUAL
                                  NUMBER OF       PERCENT OF                                     RATES OF STOCK
                                  SECURITIES     TOTAL OPTIONS      EXERCISE                    PRICE APPRECIATION
                                  UNDERLYING       GRANTED TO       OR BASE                     FOR OPTION TERM (3)
                                   OPTIONS        EMPLOYEES IN       PRICE      EXPIRATION       ---------------
     NAME                YEAR     GRANTED (#)    FISCAL YEAR (1)     ($/SH)       DATE             5%($) 10%($)
     ----                ----     -----------    ---------------     ------       ----             ------------

Steve M. Dubnik          2001       21,000 (2)       0.85%            $6.19      07/17/11       $81,750     $207,171
                         2001       21,000 (2)       0.85%           $15.50      02/16/11       204,705      518,763

Kevin S. Dickens         2001       16,500 (2)       0.67%            $6.19      07/17/11        64,232      162,777
                         2001       16,500 (2)       0.67%           $15.50      02/16/11       160,840      407,600

Ajay Sabherwal           2001      100,000 (2)       4.04%            $6.19      07/17/11       389,286      986,527
                         2001       16,500 (2)       0.67%           $15.50      02/16/11       160,840      407,600

Mae H. Squier-Dow        2001       16,500 (2)       0.67%            $6.19      07/17/11        64,232      162,777
                         2001       16,500 (2)       0.67%           $15.50      02/16/11       160,840      407,600

Philip H. Yawman         2001       16,500 (2)       0.67%            $6.19      07/17/11        64,232      162,777
                         2001       16,500 (2)       0.67%           $15.50      02/16/11       160,840      407,600


   (1) Based upon total grants of options in respect of 2,474,994 shares of common stock made during the year ended December 31, 2001.

   (2) These options were granted under the Company's 1998 Employee Stock Option Plan, as amended, and vest over a three-year period. Subject to the continued employment of the executive officer by the Company on each of the applicable vesting dates, 20% of the options will vest on the first anniversary and the remaining 80% will vest on a monthly basis over the 24 months following that first anniversary.

   (3) The potential realizable value illustrates the value that might be realized upon the exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's common stock over the term of the options. This hypothetical value is based entirely on assumed annual growth rates of 5% and 10% in the Company's common stock price from the exercise price, over the term of the options granted in the year 2001. The assumed rates of growth were selected by the Securities and Exchange
        Commission for illustration purposes only and are not intended to predict future performance and prospects. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting over various periods.

AGGREGATE YEAR-END OPTION VALUES

         The following table provides information concerning the number of unexercised options held by each of the individuals named in the Summary Compensation Table as of December 31, 2001. Also reported are the values for "in the money" options, which represent the positive spread between the exercise price and the fair market value of the Company's common stock as of December 31, 2001.





                       AGGREGATED OPTION EXERCISES IN 2001 AND FISCAL YEAR-END OPTION VALUES

                                                        NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                    UNDERLYING UNEXERCISED OPTIONS      IN-THE-MONEY OPTIONS AT
                            SHARES                    AT DECEMBER 31, 2001 (#)        DECEMBER 31, 2001 ($)(1)
                          ACQUIRED ON    VALUE         ---------------------           ------------------------
NAME                      EXERCISE(#)  REALIZED($)   EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                      -----------  -----------   -----------     -------------    -----------    -------------

Steve M. Dubnik                -            -           7,700             55,300           -               -
Kevin S. Dickens               -            -           6,050             43,450           -               -
Ajay Sabherwal                 -            -           6,050            126,950           -               -
Mae H. Squier Dow              -            -           6,050             43,450           -               -
Philip H. Yawman               -            -           6,050             43,450           -               -

...................................................................................................................

(1) Based upon a closing price of $3.50 on December 31, 2001, as reported on The Nasdaq Stock Market.

EMPLOYMENT AGREEMENTS

     Steve M. Dubnik Executive Agreement

     In July 1998, in connection with Steve M. Dubnik's purchase of Class B Units of Choice One Communications L.L.C., the Company entered into an executive purchase agreement with Choice One Communications L.L.C. and Mr. Dubnik.

     Vesting. Pursuant to Mr. Dubnik's executive purchase agreement, the Company common stock distributed to Mr. Dubnik by Choice One Communications L.L.C. was subject to periodic vesting. These shares were fully vested on July 8, 2001.

     Restrictions on Transfer, Holdback and "Drag Along" Agreement. Pursuant to Mr. Dubnik's executive purchase agreement, common stock distributed to Mr. Dubnik by Choice One Communications L.L.C. is subject to various restrictions on transferability, holdback periods in the event of a public offering of the Company's securities and provisions requiring Mr. Dubnik to approve and, if requested by the Company, sell his shares in any sale of the Company that is approved by the Board.

     Terms of Employment. The Company may terminate Mr. Dubnik's employment at any time and for any reason. Mr. Dubnik is not entitled to receive any severance payments upon any such termination, other than payments in consideration of the noncompetition and nonsolicitation agreements discussed below.

     Noncompetition and Nonsolicitation Agreements. Mr. Dubnik's executive purchase agreement provides that, during the noncompete period defined below, Mr. Dubnik may not solicit or attempt to induce any of the Company's employees, officers or consultants, or any employees, officers or consultants of the
Company's subsidiaries, to leave their employment with the Company or its subsidiaries. Mr. Dubnik may not attempt to induce any of the Company's clients, suppliers, licensees or other business relations to cease doing business with the Company, nor in any other way interfere with the Company's relationships with its employees, clients, suppliers, licensees and other business relations. In addition, during the noncompete period, Mr. Dubnik may not participate in any business engaged in the provision of telecommunications services in any of the covered states. As used in Mr. Dubnik's executive purchase agreement, the noncompete period means the period commencing on July 8, 1998 and continuing until the later of July 8, 2002 or the second anniversary of the date of termination of Mr. Dubnik's employment. However, the noncompete period shall end if at any time the Company ceases to pay Mr. Dubnik his base salary and medical benefits in existence at the time of termination reduced by any salary or benefits Mr. Dubnik receives as a result of other employment. The Company's obligation to pay Mr. Dubnik his salary and benefits terminates if Mr. Dubnik commits a vesting breach as described in the executive purchase agreement, but the noncompete period will continue until its expiration under such circumstances. As used in Mr. Dubnik's executive purchase agreement, covered states means: Connecticut, Delaware, Illinois, Indiana, Maine, Massachusetts, Michigan, New Hampshire, New Jersey, New York, Ohio, Pennsylvania, Rhode Island and Vermont; any market for which, as of the date of termination of employment, the Company has a business plan which has been approved by the Board of Directors; and any state in which the Company has taken substantial steps in preparing a business plan, to be approved by the Board of Directors within a limited period of time, to conduct business.

     Kevin S. Dickens Executive Agreement

         In July 1998, in connection with his purchase of Class B Units of Choice One Communications L.L.C., the Company entered into an executive purchase agreement with Mr. Dickens, which is substantially similar to Mr. Dubnik's executive purchase agreement except for the differences in key provisions described in this paragraph. If the Company terminates Mr. Dickens' employment for good cause, the Company has agreed to pay him only 50% of his base salary as consideration for his agreement not to compete.

     Other Executive Agreements

         In July 1998, in connection with their purchase of Class B Units of Choice One Communications L.L.C., Ms. Squier-Dow and Mr. Yawman entered into executive purchase agreements containing terms substantially similar to those contained in Mr. Dickens' executive agreement. In August 1999, in connection with his purchase of Class B Units of Choice One Communications L.L.C., Mr. Sabherwal entered into an executive purchase agreement containing terms substantially similar to those contained in Mr. Dickens' executive agreement, except that common stock distributed to Mr. Sabherwal will not be fully vested until August 19, 2002.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee currently is composed of Messrs. Ehrenkranz, Hernandez, Hoffen and Van Degna, each a non-employee director of the Company. The Compensation Committee is responsible, subject to the approval of the Board of Directors, for establishing the Company's compensation program.

COMPENSATION PHILOSOPHY

         The Company's compensation program is designed to motivate and reward the Choice One executive officers and its employees for attaining financial, operational and strategic objectives while reinforcing the Company's strong culture that contributes to the overall goal of enhancing shareholder value. The compensation program generally provides incentives to achieve short and long term objectives. The major components of compensation for executive officers are base salary, annual bonus incentives, and stock option grants. Each component of the total executive officer compensation package emphasizes a different aspect of Choice One's compensation philosophy. These elements generally are blended in order to provide compensation packages which provide competitive pay, reward the achievement of financial, operational and strategic objectives, reinforce the Company's values and strong culture, and align the interests of the executive officers and employees with those of Choice One shareholders.

COMPONENTS OF EXECUTIVE COMPENSATION

         Base Salary. Base salaries for Choice One's executive officers are determined by evaluating the responsibilities required for the position held, individual experience and breadth of knowledge, and by reference to the competitive marketplace for management talent.

         To evaluate the competitive marketplace, Choice One retained on behalf of the Compensation Committee, a compensation-consulting firm that conducted a comprehensive survey of executive compensation provided in the telecommunications industry. The study was used as a reference standard for establishing levels of base salary, bonus and stock options. For 2000 and beyond, executive compensation was targeted at the 75th percentile relative to fully competitive levels. Based on the factors set forth above, in 2001 the Committee approved (or, in the case of the Chairman and CEO, recommended that the Board of Directors approve) salary increases for all executive officers.

         Bonuses. All full-time employees of the Company, including executive officers, are eligible to receive bonuses from Choice One subject to achievement of specified Company objectives. During 2001, Messrs. Dubnik, Dickens, Yawman, Sabherwal, and Ms. Squier-Dow all received bonuses. The target bonus is the same across all levels in the organization and thus is modest relative to competitive levels for executive positions. The same target level for all employees is designed to reinforce the Company's culture and clearly focus on Company initiatives. In 2001, the Committee took particular note of Choice One's growth in new markets, as well as the Company's continued expansion through the successful completion of several acquisitions.

         Stock Awards. To promote long-term objectives, all directors, officers and employees of Choice One are eligible for grants of stock options. The stock awards are made to officers and employees pursuant to the Company's 1998 Employee Stock Option Plan, as amended, in the form of incentive stock options, and to directors pursuant to the 1999 Directors Stock Incentive Plan, as amended, in the form of non-qualified stock options.

         Stock options represent rights to purchase shares of Choice One common stock in varying amounts pursuant to a vesting schedule determined by the Compensation Committee at a price per share specified in the option grant (which may not be less than the fair market value on the date of the grant). Stock options expire at the conclusion of a fixed term (generally 10 years).

         Since the stock options may grow in value over time, these components of the compensation plan are designed to reward performance over a sustained period and to enhance shareholder value through the achievement of corporate objectives. It is intended that these awards will strengthen the focus of the Company's directors, officers and employees on managing Choice One from the perspective of a person with an equity stake in Choice One. The number of options granted to a particular employee is based on the position, level, competitive market data and annual performance assessment of each employee.

         During 2001, Messrs. Dubnik, Dickens, Yawman, Sabherwal, and Ms. Squier-Dow were each awarded options to purchase shares of the Company's common stock under the Company's 1998 Employee Stock Option Plan, as amended. A total of 2,474,994 option awards for shares of common stock were made under the Company's 1998 Employee Stock Option Plan, as amended, during the year 2001 to substantially all of the Company's employees. Awards made to directors during 2001 consisted of options with respect to 40,000 shares of common stock under the 1999 Directors' Stock Incentive Plan.

         Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes limitations upon the federal income tax deductibility of compensation paid to the chief executive officer and to each of the other four most highly compensated executive officers of the Company. Under these limitations, the Company may deduct such compensation only to the extent that during any fiscal year the compensation paid to any such officer does not exceed $1,000,000 or meets certain specified conditions (such as certain performance-based compensation that has been approved by the shareholders). Based on the Company's current compensation plans and policies and proposed regulations interpreting the Internal Revenue Code, Choice One and the Compensation Committee believe that, for the near future, there is not a significant risk that the Company will lose any significant tax deduction for executive compensation. The Company's compensation plans and policies will be modified to ensure full deductibility of executive compensation if Choice One and the Compensation Committee determine that such an action is in the best interests of Choice One.

         For 2002, the major components of executive compensation are performance based. Executive officers are not eligible for a merit increase in base salary in 2002. Any bonus, restricted stock grants, and 50% of any 2002 stock option awards are tied to the achievement of specific performance targets.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

         Steve Dubnik's base salary for 2001 was increased from $210,000 to $218,400. This increased amount represents approximately seventy-five percent of fully competitive levels paid to chief executive officers of comparable companies according to the report of the compensation consultant retained on behalf of the Compensation Committee. As such, Mr. Dubnik's compensation continues to be substantially lower than that of his peers. The Compensation Committee believes that Mr. Dubnik's stock ownership as well as Mr. Dubnik's personal commitment to lead Choice One in the pursuit of its growth strategy, provide Mr. Dubnik with significant incentive to remain with Choice One.

                                                   COMPENSATION COMMITTEE
                                                   John B. Ehrenkranz, Chairman
                                                   Bruce M. Hernandez
                                                   Howard I. Hoffen
                                                   Robert M. Van Degna

                             AUDIT COMMITTEE REPORT

                  In connection with the preparation and filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2001:

                  (1)      The Audit  Committee of the Board of Directors
                           has  reviewed  and  discussed  the audited  financial
                           statements   of  the  Company   with  the   Company's
                           management.

                  (2) The Audit Committee has discussed with Arthur Anderson LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss. 380), as amended.

                  (3)      The Audit  Committee  has also  received  the
                           written disclosures and the letter from Arthur Andersen LLP required by the Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with Arthur Andersen LLP the independence of that firm as the Company's independent auditors. All audit and non-audit services provided by Arthur Andersen LLP were reviewed by the Audit Committee. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the auditors' independence.

                  (4) Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission.

                  In March 2002, the Board of Directors formally revised and adopted a new charter for the Audit Committee. The Audit Committee Charter is attached as Annex A to this Proxy Statement. As defined in Rule 4200(a) of the National Association of Securities Dealers' listing standards, each of the Audit Committee members qualifies as an independent director other than Mr. Ehrenkranz due to the nature of his position with Morgan Stanley Capital Partners, and the services which affiliates of Morgan Stanley provide to the Company. The Board of Directors has determined in its business judgment that membership on the Audit Committee by Mr. Ehrenkranz is in the best interests of the Company and its shareholders due to his experience and the abilities he brings to the Audit Committee.



                                                  AUDIT COMMITTEE

                                                  John B. Ehrenkranz
                                                  Bruce M. Hernandez, Chairman
                                                  Robert M. Van Degna

         INDEPENDENT ACCOUNTANTS


         Arthur Andersen LLP has been employed by the Company as its independent accountants since 1998 and was retained for the fiscal year 2001. As of the date of this Proxy Statement, the Company has not formally selected an accountant for 2002. The Audit Committee of the Board of Directors continues to monitor developments at Arthur Andersen LLP in light of recent business and legal developments affecting that firm. The Audit Committee will make a recommendation to the Board after further evaluation, which will include evaluating proposals from other accounting firms.

         In addition, the Company's management has reviewed the Securities and Exchange Commission's (SEC) Guidelines regarding additional assurances and representations that Arthur Andersen's clients should receive prior to filing audited financials. The Company's management has obtained such assurances and representations which are in compliance with the SEC's Guidelines. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting to answer appropriate questions of stockholders and will have the opportunity, if desired, to make a statement.

                (1) AUDIT FEES

                The Company was billed by Arthur Andersen LLP for audit fees of $203,000 for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001 and for the review of the financial statements included in the Company's quarterly reports on Form 10-Q for such year.

                (2) FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

                The Company did not engage Arthur Andersen LLP to provide advice regarding its financial information systems design and implementation during the fiscal year ended December 31, 2001.

                (3) ALL OTHER FEES

                All other fees billed to the Company by Arthur Andersen LLP during the Company's 2001 fiscal year totaled $253,000, including audit related fees of $169,000 and tax service fees of $84,000. Audit related fees include benefit plan audits, acquisition due diligence, assistance with registration statements and consents. The Company did not engage Arthur Andersen LLP for any consulting services.

                            STOCK PRICE PERFORMANCE

         Set forth below is a line graph comparing the cumulative total stockholder return on the Company's common stock assuming the investment of $100, based upon the market price of the Company's common stock as reported by The Nasdaq Stock Market, with the cumulative total return of companies in the Nasdaq Composite Index and the Nasdaq Telecommunications Index for the period from February 16, 2000 through December 31, 2001. Prior to February 16, 2000, the Company's common stock was not publicly traded. The Company's stock price performance shown in this graph may not be indicative of future stock price performance.

                                  [LINE GRAPH]

                Choice One      Nasdaq Composite Index    Nasdaq Telecom Index
                ----------      ----------------------    --------------------
02/17/2000          100.00                      100.00                  100.00
03/31/2000          120.08                      100.53                   99.59
06/30/2000          138.05                       87.19                   78.68
09/29/2000           41.23                       80.74                   65.96
12/29/2000           31.50                       54.31                   41.88
03/30/2001           20.93                       40.45                   29.65
06/29/2001           22.80                       47.50                   28.12
09/28/2001            5.51                       32.95                   18.35
12/31/2001           11.84                       42.88                   21.38






                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS



TRANSACTION AND PURCHASE AGREEMENTS

         Certain institutional investors and members of management are parties to a transaction agreement dated July 1998, as amended, and related agreements, pursuant to which they purchased interests which eventually became common stock of Choice One Communications for aggregate consideration of approximately $62.1 million. These institutional investors are:

         o   Morgan Stanley  Capital  Partners III,  L.P.,  Morgan Stanley
             Capital Investors,  L.P., and MSCP III 892 Investors,   L.P.,
             collectively  referred  to  as  Morgan  Stanley  Capital
             Partners,   invested approximately $41.7 million or 67.2%;

         o The Fleet Entities, consisting of Fleet Venture Resources, Inc., Fleet Equity Partners VI, L.P., Chisholm Partners III, L.P. and Kennedy Plaza Partners, invested $10.0 million or 16.1%; and

         o   Waller-Sutton Media Partners, L.P. invested $5.0 million or 8.0%;

         Provisions of the transaction and purchase agreements continue in effect, including:

         o an agreement among institutional investors and management to vote their shares:

              (i) for the election to the Board of a specified number of designees of Morgan Stanley Capital Partners, declining as Morgan Stanley Capital Partners' ownership declines; one designee of each of Fleet and Waller-Sutton, ceasing when the designating party's ownership falls below a specified threshold; the Company's chief executive officer; and at least one outside director;

              (ii) to ensure that the composition of the executive committee and pricing committee are as described above, so long as, in the case of a designee of an investor member to such committee, the investor member is entitled to designate at least one director to the board;

              (iii) for the  election  to the board of a  designee  of Ronald
                    VanderPol so long as Mr. VanderPol continues to own at least 4.5 million shares of Common Stock; and

              (iv) for the election to the board of a designee of FairPoint Communications Solutions Corp., so long as it continues to own at least 2.5 million shares of Common Stock.

          o business plans and budgets will continue to be subject to Board approval pursuant to specified procedures;

          o all institutional investors and members of management will have the right to sell their pro rata portion of their shares if any other member proposes to sell its shares in certain transactions; and

          o all institutional investors and members of management will be required to sell their shares in any sale of the Company approved by the Board.

SUBORDINATED DEBT

         In August 2000, the Company entered into a $180.0 million unsecured subordinated debt facility, which was a one-year overfunded facility. On the maturity date of November 9, 2001, the outstanding balance was redeemed by the issuance of subordinated notes. The subordinated notes mature on November 9, 2010. Morgan Stanley Senior Funding is sole lead arranger for the subordinated debt facility and is the holder of 50% of the notes. Morgan Stanley Senior Funding is a related party to Morgan Stanley Capital Partners, a significant stockholder of the Company.

         In connection with the rollover of its subordinated debt, the Company issued warrants to purchase 1,890,294 shares of common stock at an exercise price of $2.25 per share. The warrants expire on November 9, 2006. Morgan Stanley & Co. Incorporated received warrants to purchase 945,147 shares of common stock. The remaining warrants were issued to the other holders of the subordinated debt.

         In addition, in connection with the issuance of the subordinated notes, the Company entered into a debt registration rights agreement for the subordinated notes, as well as an equity registration rights agreement for the common stock issuable under the warrants. The debt registration rights agreement requires the Company to register, subject to specified terms and conditions, the subordinated notes if the holders demand the subordinated notes be registered under the Securities Act of 1933 pursuant to a shelf registration statement on Form S-3. Alternatively, the holders may demand the Company to make available a Rule 144A offering of the notes or to piggyback the notes on an existing registered debt offering by the Company. The equity registration rights agreement requires the Company to register, subject to specified terms and conditions, the common stock issuable under the warrants, if demanded by at least 40% of such equity holders, for an unlimited number of occasions on Form S-3 and on not more than three occasions on Form S-1. In addition, such equity registration rights include the right for the holders of the warrants to piggyback on an existing equity offering of the Company.

PURCHASE OF ASSETS FROM FAIRPOINT COMMUNICATIONS SOLUTIONS CORP.

         In connection with the purchase of assets from FairPoint Communications Solutions Corp. ("FairPoint") in December 2001, the Company issued 2,500,000 shares of common stock. Contingent consideration of no more than 2,000,000 shares of the Company's common stock may also be issued as part of the purchase price. The contingent consideration is to be determined within 120 days of December 19, 2001 based upon the achievement of certain performance targets during that period. Contingent on continued stock ownership, FairPoint has the right to appoint one representative to the Board of Directors. In January 2002, Eugene B. Johnson joined the Board of Directors as FairPoint's representative.

         In connection with this transaction for the purchase of assets from FairPoint we entered into an investor rights agreement which, subject to specified conditions and limitations, entitles FairPoint to include their shares on primary or secondary registered public offerings of the Company's common stock and grants FairPoint the right to participate in the issuance by Choice One of its common stock, or securities convertible into its common stock, subject to certain limitations. These rights are in place until FairPoint no longer holds at least 50% of the shares of stock issued to it under the asset purchase agreement or certain other events occur.


REGISTRATION RIGHTS AGREEMENTS

         The Company is a party to a registration rights agreement dated as of July 8, 1998, as amended, with institutional investors, preferred stockholders and management requiring the Company to register, subject to specified conditions and limitations, their common stock and Series A Senior Cumulative Preferred Stock of the Company. The holders of a majority of the equity held by institutional investors are entitled to demand five registrations on Form S-1 and unlimited registrations on Form S-3. After one registration of this kind has been effected, holders of a majority of the equity held by management may demand one registration on Form S-3. After one registration has been effected, institutional investors holding 20% of the outstanding registrable securities, or two out of the three largest institutional investor holders, can demand four registrations on Form S-1, minus any Form S-1 registration effected at the demand of a majority of institutional investors, and unlimited registrations on Form S-3. The holders of Series A Senior Cumulative Preferred Stock, who also hold warrants, are entitled to two demand registrations. In addition, all parties to the registration rights agreement are entitled to include their shares on primary or secondary registered public offerings of the Company's securities. Subject to limitations, the Company is required to bear all registration expenses, including the cost of no more than one independent legal counsel for all selling holders of registrable shares, and other expenses in connection with these registrations, other than underwriting discounts and commissions, and must provide appropriate indemnification to institutional investors and management.

         Pursuant to the terms of a merger agreement dated May 14, 2000 among the Company, the merger subsidiary, and Ronald H. VanderPol, the sole stockholder of US Xchange, Inc., US Xchange, Inc. merged into a wholly owned subsidiary of the Company. According to the terms of the merger agreement, Mr. VanderPol may require the Company to register his common stock, subject to specified conditions and limitations. Mr. VanderPol was granted five demand registration rights which may not be exercised until the earlier to occur of a sale of shares pursuant to at least one demand registration by institutional investors in accordance with the agreement described above or August 1, 2002. Mr. VanderPol was also granted unlimited piggyback registration rights with respect to the shares of common stock that he received as part of the stock consideration from the merger with US Xchange, Inc. These piggyback registration rights are exercisable, but are subordinate to the piggyback registration rights granted to the Company's management and institutional advisors described above, and are subject to standard cutback provisions and blackout periods.

         The Company also granted certain registration rights to FairPoint, which are described above.

TRANSACTIONS WITH AFFILIATES

         In August 1999, the Company loaned $186,000 to Ajay Sabherwal, the Company's Executive Vice President and Chief Financial Officer. This loan bears interest at a rate of 5.96% and the balance of this loan as of March 31, 2002 was $74,400. Mr. Sabherwal will repay the loan in five annual installments, the first three of which have been made.

         In August 2001, after careful consideration and due analysis, the Board of Directors determined that it was in the best interests of the Company to provide the following loans to the Company's chief executive officer and top four executives. These loans bear interest at a rate of 5.72% and have a term of three years (subject to acceleration in the event of termination of employment)

The loan amounts are as follows:

Steve M. Dubnik, Chairman President and Chief Executive Officer         $700,000
Kevin S. Dickens, Co-Chief Operating Officer                            $440,000
Ajay Sabherwal, Executive Vice President,
  Finance and Chief Financial Officer                                   $200,000
Mae H. Squier-Dow, Co-Chief Operating Officer                           $600,000
Philip H. Yawman, Executive Vice President, Corporate Development       $260,000

         Each of the above-referenced loans is secured by a pledge of all of the common stock owned by each of the respective executives.



                              STOCKHOLDER PROPOSALS

         The Company's Certificate of Incorporation and By-laws require any stockholder who wishes to bring any proposal before a meeting of stockholders or to nominate a person to serve as a director to give written notice thereof and certain related information to the Company at least 60 days prior to the date one year from the date of the immediately preceding annual meeting, if such proposal or nomination is to be submitted at an annual meeting, or within ten days of the giving of notice to the stockholders, if such proposal or nomination is to be submitted at a special meeting. The written notice must set forth with particularity (i) the name and business address of the stockholder submitting such proposal and all persons acting in concert with such stockholder; (ii) the name and address of the persons identified in clause (i), as they appear on the Company's books (if they so appear); (iii) the class and number of shares of the Company's common stock beneficially owned by the persons identified in clause
(i); (iv) a description of the proposal containing all material information relating thereto, including, without limitation, the reasons for submitting such proposal; and (v) such other information as the Board of Directors reasonably determines is necessary or appropriate to enable the Board of Directors and stockholders of the Company to consider such proposal.

         Management does not know of any matters, which are likely to be brought before the Annual Meeting other than those referred to in this Proxy Statement. However, in the event that any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

         The presiding officer at the Annual Meeting may determine that any stockholder proposal was not permissible under or was not made in accordance with the foregoing procedures or is otherwise not in accordance with law and, if he so determines, he may refuse to allow the stockholder proposal or nomination to be considered at the Annual Meeting.

         Under the rules of the SEC, stockholder proposals intended to be presented at the next annual meeting (to be held in 2003) must be received by the Company on or before December 19, 2002 in order to be included in the proxy statement and proxy for that meeting. Proposals should be directed to the Office of General Counsel, Choice One Communications Inc., 100 Chestnut Street, Suite 600, Rochester, New York 14604.

                             ADDITIONAL INFORMATION

         The expense of preparing, assembling, printing and mailing the form of proxy and the material used in the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may utilize the services of some of its officers and regular employees to solicit proxies personally and by telephone, telegram, letter, facsimile or other means of communications. The Company has requested banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies and will reimburse such persons for their services in doing so. In addition, the Company has engaged the firm of MacKenzie Partners as its proxy solicitor in connection with the Annual Meeting for an amount not to exceed $5,000 plus reimbursement of reasonable costs incurred by MacKenzie Partners.

         According to SEC rules, the information presented in this Proxy Statement under the captions "Compensation Committee Report on Executive Compensation", "Audit Committee Report" and "Stock Price Performance" shall not be deemed to be "soliciting material" or to be filed with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934 and nothing contained in any previous filings made by the Company under such acts shall be interpreted as incorporating by reference the information presented under the specified captions.

                        ANNEX A: AUDIT COMMITTEE CHARTER

                                                                     March 2002
                         CHOICE ONE COMMUNICATIONS INC.
                             AUDIT COMMITTEE CHARTER

         The Audit Committee ("Committee") of Choice One Communications Inc. (the "Company" or "Choice One") is appointed by the Board to assist the Board in monitoring: (1) the integrity of the financial statements of the Company,
(2) the compliance by the Company with legal and regulatory requirements and
(3) the independence and performance of the Company's internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Exchange ("Nasdaq") and the Securities and Exchange Commission ("SEC"):

         A.       The  Committee   shall  consist  of  at  least  three
                  Directors and each Director shall be an independent director ("Independent Directors"), as defined herein, and each Independent Director shall be financially literate and able to read and understand the various fundamental financial statements and balance sheets of a company or will be able to become so informed within a reasonable period of time after appointment to the Committee.

         B. The Committee shall be chaired by an Independent Director appointed by the Board.

         C. At least one member of the Committee shall have accounting or financial management expertise, based on either past employment experience in finance or accounting, professional certification in accounting, or any other comparable experience that results in the member's financial sophistication.

         D. The Committee may under exceptional and limited circumstances act in the best interests of the Company and its shareholders by appointing a Committee member who is not an Independent Director; provided, however, the member shall not be a current employee or an immediate family member of an employee, and the Board shall disclose in its annual proxy statement the nature of the relationship and the reason(s) for appointing such individual as a Committee member.

         E. As used in this Charter, Independent Director shall refer to a person other than an officer or employee of the Company or its subsidiaries or any other person having a relationship, which in the opinion of the Company's directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall NOT be considered Independent Directors:

                  (a) a director employed by the Company (or its affiliates) for the current year and any of the past three years;

                  (b)      a director who  accepted  from the Company (or
                           its affiliates) (i) $60,000 during the previous fiscal year (other than compensation for board service), (ii) benefits under a tax-qualified retirement plan or (iii) benefits under non-discretionary compensation;

                  (c)      a  director  who is a member of the  immediate
                           family of an individual who, over the last three years was employed by the Company (or its affiliates) as an executive officer. Immediate family, as used herein, includes: spouse, parents, siblings, children, mother and father in-laws, brother and sister in-laws, son and daughter in-laws and anyone who resides in the home of such individual;

                  (d) a director who is a partner in, a controlling shareholder of, or an executive officer of any for-profit corporation to which the Company made or received as payments (other than in the form of securities investments) an amount that exceeded 5% of the Company's consolidated gross revenues for that year or $200,000, whichever is more in any of the past three years; and

                  (e) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee may also meet with the Company's investment bankers or financial analysts who follow the Company.

         The Audit Committee shall make regular reports to the Board.

         The Audit Committee shall:

         1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

         2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

         3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

         4.       Review with management and the independent auditor the
                  effect of regulatory  and  accounting  initiatives  as well as
                  off-balance  sheet  structures  on  the  Company's   financial
                  statements.

         5. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

         6.       Meet  periodically  with  management  to  review  the
                  Company's   major  financial  risk  exposures  and  the  steps
                  management has taken to monitor and control such exposures.

         7. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

         8. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

         9. Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor.

         10. Approve the fees to be paid to the independent auditor for audit services.

         11. Approve the retention of the independent auditor for any non-audit service and the fee for such service.

         12. Review the auditor's independence, consider whether the provision of any non-audit service is compatible with maintaining the auditor's independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

         13. Evaluate together with the Board the performance of the independent auditor and whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis. If so determined by the Audit Committee, recommend that the Board replace the independent auditor.

         14. Recommend to the Board guidelines for the Company's hiring of employees of the independent auditor who were engaged on the Company's account.

         15. Review the significant reports to management prepared by the internal auditing department and management's responses.

         16. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

         17. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

         18. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct, including disclosures of insider and affiliated party transactions.

         19. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, and amendments to it, relating to the conduct of the audit.

         20. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

         21.      Review with the  independent  auditor any  problems or
                  difficulties   the  auditor  may  have   encountered  and  any
                  management letter provided by the auditor and the Company's response to that letter. Such review should include:

                  (a)      Any difficulties  encountered in the course of
                           the audit work,  including  any  restrictions  on the
                           scope   of   activities   or   access   to   required
                           information, and any disagreements with management.

                  (b) Any changes required in the planned scope of the internal audit.

                  (c) The internal audit department responsibilities, budget and staffing.

         22. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         23. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

         24. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

         25. Direct and supervise investigations into matters within the scope of the Committee's duties.

         26. Recommend to the Board any proposal received from any stockholder concerning any of the foregoing matters which the
                  stockholder   proposes   to   present   for   action   by  the
                  Corporation's stockholders.

         27. Carry out such other duties and responsibilities as may be assigned to the Committee by the Board.

         While the Audit Committee has the responsibilities and powers set forth in this Chapter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

                         CHOICE ONE COMMUNICATIONS INC.
                         100 CHESTNUT STREET, SUITE 600
                            ROCHESTER, NEW YORK 14604


             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               THE COMPANY FOR THE ANNUAL MEETING ON MAY 22, 2002


The undersigned hereby appoints as Proxies, each of STEVE M. DUBNIK and KEVIN S. DICKENS, with full power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all shares of capital stock of Choice One Communications Inc. held of record by the undersigned on March 27, 2002, at the Annual Meeting of Stockholders to be held on May 22, 2002 and any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE), BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA.

If shares are registered in more than one name, the signatures of all such persons are required. A corporation, should sign in the full corporate name by a duly authorized officer stating his or her title. Trustees, guardians, executors and administrators should sign in their official capacity giving their full title as such. If a partnership, please sign in the partnership name by authorized persons.




PLEASE VOTE, SIGN AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE

                           \/ FOLD AND DETACH HERE \/
-----------------------------------------------------------------------------------------------------------------------------------
                         CHOICE ONE COMMUNICATIONS INC.
             PLEASE MARK VOTE IN BRACKETS BELOW, USING DARK INK ONLY

                                                  FOR      WITHHOLD   FOR ALL
                                                  ALL        ALL      EXCEPT:
1.   Proposal 1 - Election of 2 Directors:        [ ]        [ ]        [ ]       2.In their discretion, the Proxies are
     01-Steve M. Dubnik,  02-Bruce M. Hernandez                                     authorized to vote any other business that
                                                                                    may properly come before meeting.
-----------------------------------------------
    (Except nominee(s) written above)

                                                                                  Plan to Attend Meeting                     [ ]



                                                                                  -----------------------------------------------
                                                                                  Signature(s)
                                                                                  NOTE: Please sign exactly as name appears hereon.
Change of Address:
----------------------------------------
________________________________________                                          _________________________________________, 2002
________________________________________                                          Date
